                                                                  EXHIBIT 10.72

                     LOAN DOCUMENT MODIFICATION AGREEMENT
                     ------------------------------------
                     Number 4; dated as of April 20, 2001
                     ------------------------------------

     LOAN DOCUMENT MODIFICATION AGREEMENT dated as of April 20, 2001 (this "Agreement") by and among SILICON VALLEY BANK (the "Bank"), a California-chartered bank with its principal place of business located at 3003 Tasman Drive, Santa Clara, California 95054, INT'L.COM, INC. ("INTL"), a Delaware corporation with its principal place of business located at 950 Winter Street, Waltham, Massachusetts 02451, INTERNATIONAL LANGUAGE ENGINEERING CORPORATION ("ILEC"), a Colorado corporation with its principal place of business located at 950 Winter Street, Waltham, Massachusetts 02451, and ILE INTERNATIONAL CORPORATION ("ILE"), a Colorado corporation with its principal place of business located at 950 Winter Street, Waltham, Massachusetts 02451 (each a "Borrower" and collectively, the "Borrowers").

     1.  Reference to Existing Loan Documents.
         ------------------------------------

     Reference is hereby made to that Loan Agreement and Security Agreement dated January 19, 2000 among the Bank and the Borrowers, as amended by that certain Amendment to Loan Documents dated January 19, 2000, that certain Limited Waiver and Amendment to Loan Documents dated March 21, 2000 and that certain Loan Document Modification Agreement Number 3 dated as of January 19, 2001 (with the attached schedules and exhibits, and as the same may hereafter be further amended, modified, supplemented, extended or restated from time to time, the "Loan Agreement") and the related loan documents, including without limitation that certain Cross-Corporate Continuing Guarantee of the Borrowers dated January 19, 2000, that certain Collateral Assignment, Patent Mortgage and Security Agreement dated January 19, 2000 between INTL and the Bank and that certain Collateral Assignment, Patent Mortgage and Security Agreement dated January 19, 2000 between ILEC and the Bank (collectively, the "Loan Documents"). Unless otherwise defined herein, capitalized terms used in this Agreement shall have the same respective meanings as set forth in the Loan Agreement.

     2.  Effective Date.
         --------------

     This Agreement shall become effective as of April 20, 2001 (the "Effective Date"), provided that the Bank shall have received the following on or before May 3, 2001 and provided further, however, in no event shall this Agreement become effective until signed by an officer of the Bank in California:

         a.  two copies of this Agreement, duly executed by each Borrower; and

         b. such other documents, and completion of such other matters, as the Bank may reasonably request in connection with the amendment of the Loan Agreement, as contemplated hereunder.

     By the signature of its authorized officer below, the Borrowers are hereby representing that, except as modified in Schedule A attached hereto, the
                                         ----------
representations of the Borrowers set forth in the Loan Documents (including those contained in the Loan Agreement, as amended by this Agreement) are true and correct as of the Effective Date as if made on and as of such date.

Finally, the Borrowers agree that, as of the Effective Date, they have no defenses against their obligations to pay any amounts under the Loan Agreement and the other Loan Documents.

     3.  Description of Change in Terms.
         ------------------------------

         a. As of the Effective Date, the Loan Agreement is modified by setting the Maturity Date set forth in the Schedule to the Loan Agreement at May 31, 2001.

         b. The Loan Agreement and the other Loan Documents are hereby amended wherever necessary or appropriate to reflect the foregoing changes.

     4.  Continuing Validity.
         -------------------

     Upon the effectiveness hereof, each reference in each Loan Document to the "Loan Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended hereby. Except as specifically set forth above, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     Each of the other Loan Documents is in full force and effect and is hereby ratified and confirmed. The amendments set forth above shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Loan Agreement, as modified hereby, or the other Loan Documents, and shall not obligate the Bank to assent to any further modifications.

     5.  Miscellaneous.
         -------------

         a. This Agreement may be signed in one or more counterparts each of which taken together shall constitute one and the same document.

         b. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

         c. THE BORROWERS ACCEPT FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA, COUNTY OF SANTA CLARA, IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST THEM WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT.

         d. The Borrowers agree to promptly pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester LLP, special counsel for the Bank with respect thereto.

     IN WITNESS WHEREOF, the Bank and the Borrowers have caused this Agreement to be signed under seal by their respective duly authorized officers as of the date set forth above.

                                    Sincerely,

                                    SILICON VALLEY BANK

                                    By: /s/ Peter Bendoris
                                        ------------------------
                                        Name:  Peter Bendoris
                                        Title: Vice President

                                    BORROWERS:

                                    INT'L.COM, INC.

                                    By: /s/ LeeAnn Horner
                                        ------------------------
                                        Name:  LeeAnn Horner
                                        Title: Assistant Treasurer

                                    INTERNATIONAL LANGUAGE   ENGINEERING
                                    CORPORATION

                                    By: /s/ LeeAnn Horner
                                        ------------------------
                                        Name:  Lee Ann Horner
                                        Title: Assistant Treasurer

                                    ILE INTERNATIONAL CORPORATION

                                    By: /s/ LeeAnn Horner
                                        ------------------------
                                        Name: LeeAnn Horner
                                        Title:   Assistant Treasurer

                                  SCHEDULE A
                                  ----------

             Borrowers' Exceptions to Loan Document Representations

                                     None.